EXHIBIT 99.1
                                                                    ------------

                TREY RESOURCES CLOSES ON ACQUISITION OF AMP-BEST
                                   CONSULTING

           ACQUISITION INCREASES COMPANY'S ANNUAL REVENUE BY OVER 40%;
                TRANSACTION EXPECTED TO BE ACCRETIVE TO EARNINGS

Livingston, NJ - June 5, 2006 - Trey Resources, Inc. (OTC Bulletin Board: TYRIA) announced today that the company's wholly owned subsidiary, SWK Technologies, Inc., the premier total solutions provider specializing in accounting software and supply-side software solutions, has closed on the acquisition of AMP-BEST Consulting, Inc.

AMP-BEST is one of the most important and significant resellers of MAS 90/200 and MAS 500 solutions in the upstate New York region. The deal is forecast to add more than $1,800,000 in annualized revenue and will be immediately accretive to Trey's earnings. More information on AMP-BEST can be found at www.amp-best.com.

Jeffrey D. Roth, SWK Technologies CEO, said, "We are pleased to welcome AMP-BEST to the SWK Technologies family. This transaction gives us critical mass, positioning us as one of the largest resellers and master developers of Sage Software in the United States. With our management talent, in-house expertise, and Trey's financial resources, we are confident that the combined companies will be able to very rapidly increase sales and earnings."

Patrick J. Anson, President and CEO of AMP-BEST Consulting, Inc. stated, "The speed at which we were able to close this transaction is a reflection of the culture and values shared by our two companies. We are very excited about the future."

Crandall "Chip" Melvin III, Vice President of AMP-BEST, commented, "The Buffalo-Rochester-Syracuse corridor continues to grow, and AMP-BEST is a recognized brand in this market. The combined SWK/AMP organization will have the resources and drive necessary to dominate this market area."

Michelle A. Paparo, Vice-President of AMP-BEST, said, "We look forward to building a very large and profitable company together with SWK. We have shown that we work well together in the past, and we are confident about our abilities to rapidly grow the company for the benefit of our shareholders and our employees."

About Trey Resources
--------------------
Trey Resources is involved in the acquisition and build-out of technology and software companies. The Company's growth strategy is to acquire firms in this extensive and expanding, but highly fragmented segment, as it seeks to create substantial value for shareholders. Since June 2004, Trey has acquired SWK Technologies, Inc., Business Tech Solutions Group, Inc., Wolen Katz Associates, and AMP-BEST Consulting, Inc.

For more information, visit www.treyresources.com, www.swktech.com, www.mapadoc.com, www.amp-best.com, or contact Trey Resources CEO Mark Meller at
(973) 758-9555 or by e-mail at mark.meller@swktech.com. Trey Resources was a recent spin-off of iVoice, Inc. (OTCBB: "IVOI").

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